Pacer BlueStar Digital Entertainment ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 94.9%	Shares	Value
Communication Services - 31.3%(a)
Better Collective AS (b)	549	$12,576
Capcom Co. Ltd.	717	15,259
CD Projekt SA	316	12,665
Electronic Arts, Inc.	172	25,962
Embracer Group AB - Class A (b)	4,351	11,119
Kingsoft Corp. Ltd.	3,242	9,192
Konami Group Corp.	172	13,043
NetEase, Inc. - ADR	313	28,830
Nexon Co. Ltd.	665	14,475
ROBLOX Corp. - Class A (b)	537	22,296
Skillz, Inc. (b)	974	6,282
Square Enix Holdings Co. Ltd.	346	11,710
Take-Two Interactive Software, Inc. (b)	120	18,064
Tencent Holdings Ltd.	1,468	68,063
Ubisoft Entertainment SA (b)	445	9,147
		278,683

Consumer Discretionary - 53.3%(a)
Aristocrat Leisure Ltd.	586	20,748
Bally's Corp. (b)	729	12,561
Bandai Namco Holdings, Inc.	770	16,407
Betsson AB	1,318	15,672
DraftKings, Inc. (b)	1,792	66,214
Entain PLC	3,251	23,844
Everi Holdings, Inc. (b)	1,243	15,997
Evoke PLC (b)	8,339	6,325
Evolution AB (c)	649	62,825
Flutter Entertainment PLC (b)	382	75,439
GameStop Corp. (b)	625	14,169
Jumbo Interactive Ltd.	1,037	11,065
Kambi Group PLC (b)	921	10,656
Kindred Group PLC	1,743	20,573
La Francaise des Jeux SAEM (c)	898	34,885
Playtech PLC (b)	3,100	22,497
PointsBet Holdings Ltd.	15,050	4,963
Rank Group PLC (b)	4,958	4,522
Rush Street Interactive, Inc. (b)	1,137	11,381
Sportradar Group AG (b)	1,151	12,500
Super Group SGHC Ltd.	3,146	12,049
		475,292

Information Technology - 7.1%
Advanced Micro Devices, Inc. (b)	163	23,550
AppLovin Corp. - Class A (b)	225	17,348
Keywords Studios PLC	376	11,533
Unity Software, Inc. (b)	690	11,288
		63,719

Media & Entertainment - 3.2%
Nintendo Co. Ltd.	512	28,544
TOTAL COMMON STOCKS (Cost $836,460)		846,238

EXCHANGE TRADED FUNDS - 5.0%	Shares	Value
iShares MSCI South Korea ETF	499	33,208
iShares MSCI Taiwan ETF	212	11,266
TOTAL EXCHANGE TRADED FUNDS (Cost $42,927)		44,474

TOTAL INVESTMENTS - 99.9% (Cost $879,387)		890,712
Other Assets in Excess of Liabilities – 0.1%		723
TOTAL NET ASSETS - 100.0%		$891,435

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
PLC - Public Limited Company
SA - Sociedad Anónima

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of July 31, 2024, the value of these securities total $97,710 or 11.0% of the Fund’s net assets.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Pacer BlueStar Digital Entertainment ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$846,237	$–	$–	$846,238
Exchange Traded Funds	44,474	–	–	44,474
Total Investments	$890,711	$–	$–	$890,712

Refer to the Schedule of Investments for further disaggregation of investment categories.